EXHIBIT 99.1

NEWS RELEASE

CONTACT:	Gary S. Maier
Maier & Company, Inc.
(310) 471-1288

MOTORCAR PARTS OF AMERICA REPORTS FISCAL 2013 THIRD QUARTER

--Record Rotating Electrical Segment Sales for a Third Quarter--

LOS ANGELES, CA – February 15, 2013 – Motorcar Parts of America, Inc. (Nasdaq: MPAA) today reported results for its fiscal 2013 third quarter ended December 31, 2012 – reflecting record sales for its rotating electrical business and the continued impact of the undercar product line transition.

Net sales for the fiscal 2013 third quarter increased to $116.3 million from $84.1 million for the same period last year.  Results for the quarter include revenue of approximately $50.8 million that was recognized as a result of the elimination of the company’s obligation to accept core returns from a customer, previously accrued for in the undercar segment.    Net income for the same period was $935,000 or $0.06 per diluted share, compared with a net loss of $21.8 million, or $1.74 per share, a year earlier – reflecting gross profit recognition of $19.1 million in fiscal 2013 related to the elimination of the remanufactured core liability noted above net of recognition of related core inventory costs.

Net sales for the rotating electrical segment increased 20.2 percent to $50.7 million from $42.1 million for the prior year third quarter.  Gross profit for rotating electrical was $16.3 million compared with $12.6 million a year earlier.  Gross profit as a percentage of sales for the rotating electrical segment increased to 32.2 percent from 30.0 percent last year, reflecting higher sales and better absorption of manufacturing overhead.  On a non-GAAP basis, Adjusted EBITDA for the company’s rotating electrical segment was $9.0 million compared with $6.5 million for the same period a year earlier.

Consolidated gross profit for the fiscal 2013 third quarter was $24.0 million compared with negative gross profit of $1.6 million for the same period a year ago.  Gross profit as a percentage of net sales for the fiscal 2013 third quarter was 20.7 percent compared with a negative 1.9 percent in the same quarter a year ago.

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Motorcar Parts of America, Inc.
2-2-2

Net sales for the fiscal 2013 nine-month period increased to $316.9 million from $262.2 million for the same period last year.  Results for the nine-month period include revenue of approximately $50.8 million that was recognized as a result of the elimination of the company’s obligation to accept core returns from a customer, previously accrued for in the undercar segment.  As anticipated due to the impact of the company’s undercar product line segment transition and turnaround, the company reported a consolidated net loss for the fiscal 2013 nine-month period of $17.9 million, or $1.25 per share, compared with a consolidated net loss of $35.6 million, or $2.86 per share, for the comparable period a year earlier.

Net sales for fiscal 2013 nine-month period for the rotating electrical segment increased 20.7 percent to $155.1 million from $128.5 million for the same period last year.  Gross profit for rotating electrical was $51.2 million compared with $40.5 million a year earlier.  Gross profit as a percentage of sales for the rotating electrical segment for the nine months increased to 33.0 percent from 31.5 percent last year, reflecting higher sales and better absorption of manufacturing overhead.  On a non-GAAP basis, Adjusted EBITDA for the company’s rotating electrical segment for the nine months was $30.8 million compared with $21.9 million for the same period a year earlier.

Consolidated gross profit for the fiscal 2013 nine months was $52.9 million compared with $20.4 million for the same period a year ago.  Gross profit as a percentage of net sales for the same period was 16.7 percent compared with 7.8 percent in the same period last year.

“Results for the quarter and nine months reflect continued positive momentum in our rotating electrical segment.  We have made continued progress in our transition of the company’s undercar segment -- highlighted by the commencement of new undercar product shipments from Torrance, California; exiting the third-party operated distribution in Pennsylvania; the identification of further cost-reductions and streamlining opportunities; and, the relocation of accounting personnel to Torrance from Toronto along with the implementation of our new ERP system.  While the transition is progressing well, we are adapting to the new challenges of a downsized Fenco,” said Selwyn Joffe, chairman, president and chief executive officer of Motorcar Parts.

He noted that during the quarter and subsequent to December 31, 2012, the company repurchased an aggregate 154,447 shares and vested options at an average price of $4.89 for $754,670.

Use of Adjusted EBITDA

We defined Adjusted EBITDA  as net income (loss), adjusted for various items relating to discontinued customer, share-based compensation and other matters, plus interest expense, income tax expense and depreciation and amortization.  Adjusted EBITDA does not reflect the impact of a number of items that affect the company’s net income, including financing, transition and acquisition-related costs.  Adjusted EBITDA is not a measure of financial performance under GAAP, and should not be considered as an alternative to net income or income from operations as a measure of performance, nor as alternative to net cash from operating activities as a measure of liquidity.  Adjusted EBITDA has significant limitations as an analytical tool, and should not be considered in isolation, or as a substitute for analysis of the company’s results as reported under GAAP.  For a reconciliation of net income (loss) to Adjusted EBITDA, see the financial tables included in this press release.

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Motorcar Parts of America, Inc.
3-3-3

Management will revise the guidance for the company’s rotating electrical and undercar business segments during its scheduled conference call later today.

Teleconference and Web Cast

Selwyn Joffe, chairman, president and chief executive officer, and David Lee, chief financial officer, will host an investor conference call today at 10:00 a.m. Pacific time to discuss the company’s financial results and operations.

The call will be open to all interested investors either through a live audio Web broadcast at www.motorcarparts.com or live by calling (877)-776-4016 (domestic) or (973)-638-3231 (international).  For those who are not available to listen to the live broadcast, the call will be archived for seven days on Motorcar Parts of America’s website www.motorcarparts.com.  A telephone playback of the conference call will also be available from approximately 1:00 p.m. Pacific time today through 8:59 p.m. Pacific time on Thursday, February 21, 2013 by calling (855)-859-2056 (domestic) or (404)-537-3406 (international) and using access code: 99149942.

About Motorcar Parts of America

Motorcar Parts of America, Inc. is a remanufacturer of alternators and starters utilized in imported and domestic passenger vehicles, light trucks and heavy duty applications. The company also offers a broad line of under-the-car products – including brake, steering and clutch components.  Motorcar Parts of America’s products are sold to automotive retail outlets and the professional repair market throughout the United States and Canada, with remanufacturing facilities located in California, Mexico and Malaysia, and administrative offices located in California, Tennessee, Mexico, Canada, Singapore and Malaysia.  Additional information is available at www.motorcarparts.com.

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for certain forward-looking statements. The statements contained in this press release that are not historical facts are forward-looking statements based on the company’s current expectations and beliefs concerning future developments and their potential effects on the company. These forward-looking statements involve significant risks and uncertainties (some of which are beyond the control of the company) and are subject to change based upon various factors.  Reference is also made to the Risk Factors set forth in the company’s Form 10-K Annual Report filed with the Securities and Exchange Commission (SEC) in September 2012 and in its Forms 10-Q filed with the SEC for additional risks and uncertainties facing the company. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as the result of new information, future events or otherwise.

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(Financial tables follow)

MOTORCAR PARTS OF AMERICA, INC. AND SUBSIDIARIES
Consolidated Statements of Income
(Unaudited)

	Three Months Ended		Nine Months Ended
	December 31,		December 31,
	2012	2011	2012	2011

Net sales	$116,275,000	$84,097,000	$316,930,000	$262,223,000
Cost of goods sold	92,232,000	85,678,000	264,052,000	241,792,000
Gross profit (loss)	24,043,000	(1,581,000)	52,878,000	20,431,000
Operating expenses:
General and administrative	12,779,000	10,155,000	35,536,000	29,773,000
Sales and marketing	2,687,000	3,369,000	10,130,000	9,019,000
Research and development	807,000	453,000	1,704,000	1,270,000
Impairment of plant and equipment	-	1,031,000	-	1,031,000
Acquisition costs	-	-	-	713,000
Total operating expenses	16,273,000	15,008,000	47,370,000	41,806,000
Operating income (loss)	7,770,000	(16,589,000)	5,508,000	(21,375,000)
Interest expense, net	5,889,000	3,262,000	17,135,000	8,565,000
Income (loss) before income tax expense	1,881,000	(19,851,000)	(11,627,000)	(29,940,000)
Income tax expense	946,000	1,976,000	6,233,000	5,631,000

Net income (loss)	$935,000	$(21,827,000)	$(17,860,000)	$(35,571,000)
Basic net income (loss) per share	$0.06	$(1.74)	$(1.25)	$(2.86)
Diluted net income (loss) per share	$0.06	$(1.74)	$(1.25)	$(2.86)
Weighted average number of shares outstanding:
Basic	14,463,782	12,517,269	14,283,080	12,417,292
Diluted	14,525,613	12,517,269	14,283,080	12,417,292

MOTORCAR PARTS OF AMERICA, INC. AND SUBSIDIARIES
Consolidated Balance Sheets

	December 31, 2012	March 31, 2012
ASSETS	(Unaudited)
Current assets:
Cash	$25,070,000	$32,617,000
Short-term investments	383,000	342,000
Accounts receivable — net	5,171,000	20,036,000
Inventory— net	85,822,000	95,071,000
Inventory unreturned	14,127,000	9,819,000
Deferred income taxes	3,834,000	3,793,000
Prepaid expenses and other current assets	6,942,000	6,553,000
Total current assets	141,349,000	168,231,000
Plant and equipment — net	13,484,000	12,738,000
Long-term core inventory — net	160,862,000	194,406,000
Long-term core inventory deposits	27,610,000	26,939,000
Long-term deferred income taxes	2,151,000	1,857,000
Goodwill	68,356,000	68,356,000
Intangible assets — net	20,856,000	22,484,000
Other assets	7,974,000	6,887,000
TOTAL ASSETS	$442,642,000	$501,898,000
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$118,716,000	$126,100,000
Accrued liabilities	12,836,000	19,379,000
Customer finished goods returns accrual	30,164,000	21,695,000
Other current liabilities	2,493,000	2,331,000
Current portion of term loan	4,800,000	500,000
Current portion of capital lease obligations	287,000	414,000
Total current liabilities	169,296,000	170,419,000
Term loan, less current portion	89,428,000	84,500,000
Revolving loan	49,729,000	48,884,000
Deferred core revenue	10,357,000	9,775,000
Customer core returns accrual	49,739,000	113,702,000
Other liabilities	3,748,000	751,000
Capital lease obligations, less current portion	61,000	248,000
Total liabilities	372,358,000	428,279,000
Commitments and contingencies
Shareholders' equity:
Preferred stock; par value $.01 per share, 5,000,000 shares authorized; none issued Series A junior participating preferred stock; par value $.01 per share,20,000 shares authorized; none issued	-	-
Common stock; par value $.01 per share, 20,000,000 shares authorized; 14,526,717 and 12,533,821 shares issued; 14,493,197 and 12,519,421 outstanding at December 31, 2012 and March 31, 2012, respectively	145,000	125,000
Treasury stock, at cost, 33,520 and 14,400 shares of common stock at
December 31, 2012 and March 31, 2012, respectively	(189,000)	(89,000)
Additional paid-in capital	115,355,000	98,627,000
Additional paid-in capital-warrant	-	1,879,000
Accumulated other comprehensive loss	(1,128,000)	(884,000)
Accumulated deficit	(43,899,000)	(26,039,000)
Total shareholders' equity	70,284,000	73,619,000
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$442,642,000	$501,898,000

Reconciliation of Non-GAAP Financial Measures

To supplement the consolidated financial statements presented in accordance with U.S. generally accepted accounting principles ("GAAP"), the Company has included the following non-GAAP adjusted financial measures in this press release and in the webcast to discuss the Company's financial results for the fiscal year 2013 and fiscal 2012 third quarter and nine-month period. Each of these non-GAAP adjusted financial measures is adjusted from results based on GAAP to exclude certain expenses and gains.  Among other things, the Company uses such non-GAAP adjusted financial measures in addition to and in conjunction with corresponding GAAP measures to help analyze the performance of its business.

These non-GAAP adjusted financial measures reflect an additional way of viewing aspects of the Company's operations that, when viewed with the GAAP results and the reconciliations to corresponding GAAP financial measures, provide a more complete understanding of the Company's results of operations and the factors and trends affecting the Company's business. However, these non-GAAP adjusted financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.

Beginning with the first quarter of fiscal year 2012, the Company has begun providing segment information.  The two segments are defined as rotating electrical and acquired Fenco products now referred to as the undercar segment. Income statement information relating to the Company’s reportable segments for the three months and nine months ended December 31, 2012 is as follows:

Reconciliation of Non-GAAP Financial Measures	Exhibit 1

	Three months ended December 31, 2012 (Unaudited)

							Adjusted
	Rotating	Undercar		As Reported	Adjustment		Consolidated
Income statement	Electrical	Product Line	Eliminations	Consolidated	(Non-GAAP)	(1)	(Non-GAAP)

Net sales	$50,658,000	$65,617,000	$-	$116,275,000	$(42,093,000)	(2)	$74,182,000
Cost of goods sold	34,332,000	57,900,000	-	92,232,000	(30,219,000)	(3)	62,013,000
Gross profit (loss)	16,326,000	7,717,000	-	24,043,000	(11,874,000)		12,169,000
Gross margin	32.2%	11.8%		20.7%			16.4%
Operating expenses:
General and administrative	8,848,000	3,931,000	-	12,779,000	(4,054,000)	(4)	8,725,000
Sales and marketing	1,983,000	704,000	-	2,687,000			2,687,000
Research and development	445,000	362,000	-	807,000			807,000
Total operating expenses	11,276,000	4,997,000	-	16,273,000	(4,054,000)		12,219,000
Operating income (loss)	5,050,000	2,720,000	-	7,770,000	(7,820,000)		(50,000)
Interest expense, net	2,384,000	3,505,000	-	5,889,000	-	(5)	5,889,000	(B)
Income (loss) before income tax expense	2,666,000	(785,000)	-	1,881,000	(7,820,000)		(5,939,000)
Income tax expense	880,000	66,000	-	946,000	831,000	(6)	1,777,000	(B)
Net income (loss)	$1,786,000	$(851,000)	$-	$935,000	$(8,651,000)		$(7,716,000)	(A)
Undercar product lines not supported					1,379,000	(7)	1,379,000
Net income (loss) - Adjusted					$(7,272,000)		$(6,337,000)

Diluted net income (loss) per share				$0.06	$(0.60)		$(0.53)
Undercar product lines not supported					$0.09	(7)	$0.09
Diluted net income (loss) per share - Adjusted					$(0.50)		$(0.44)
Weighted average number of shares outstanding:
Diluted				14,525,613	14,525,613		14,525,613
Depreciation and amortization							1,263,000	(B)
Adjusted EBITDA - Sum of (A) and (B)							$1,213,000
Undercar product lines not supported							1,379,000
Adjusted EBITDA total							$2,592,000

(1) See following Exhibits for detailed segment analysis of results of operations.

	Rotating	Undercar
	Electrical	Product Line	Total
(2) Contractual customer penalties/unique customer allowances	-	769,000	769,000
Stock adjustment - sales	-	7,921,000	7,921,000
Core revenue - discontinued customer	-	(50,783,000)	(50,783,000)
Total	-	(42,093,000)	(42,093,000)

(3) Unusual inventory purchases and freight expenses	-	349,000	349,000
Stock adjustment - cost of goods sold	-	(5,116,000)	(5,116,000)
Inventory obsolescence/write-down/inefficiency	-	3,337,000	3,337,000
Core cost of revenue - discontinued customer	-	31,649,000	31,649,000
Total	-	30,219,000	30,219,000

(4) Financing, severance, professional and other fees	1,443,000	808,000	2,251,000
Share-based compensation expense	917,000	24,000	941,000
Mark-to-market (gain)/loss	862,000	-	862,000
Total	3,222,000	832,000	4,054,000

(5) Intersegment interest income for the rotating electrical segment and intersegment interest expense for the Undercar product line segment is $1,501,000.
(6) Tax effected for Rotating Electrical at 39% tax rate and Undercar product line at 0% tax rate after further adjusting for intercompany interest income and expense.
(7) Certain Undercar product lines not supported resulted in a loss for the period from October 1, 2012 to December 31, 2012 of $1,379,000 - ($0.09) per share.

Reconciliation of Non-GAAP Financial Measures	Exhibit 2

	Nine months ended December 31, 2012 (Unaudited)

							Adjusted
	Rotating	Undercar		As Reported	Adjustment		Consolidated
Income statement	Electrical	Product Line	Eliminations	Consolidated	(Non-GAAP)	(1)	(Non-GAAP)

Net sales	$155,109,000	$161,821,000	$-	$316,930,000	$(38,711,000)	(2)	$278,219,000
Cost of goods sold	103,868,000	160,184,000	-	264,052,000	(33,018,000)	(3)	231,034,000
Gross profit (loss)	51,241,000	1,637,000	-	52,878,000	(5,693,000)		47,185,000
Gross margin	33.0%	1.0%		16.7%			17.0%
Operating expenses:
General and administrative	19,154,000	16,382,000	-	35,536,000	(10,026,000)	(4)	25,510,000
Sales and marketing	5,479,000	4,651,000	-	10,130,000	(747,000)	(5)	9,383,000
Research and development	1,342,000	362,000	-	1,704,000	-		1,704,000
Total operating expenses	25,975,000	21,395,000	-	47,370,000	(10,773,000)		36,597,000
Operating income (loss)	25,266,000	(19,758,000)	-	5,508,000	5,080,000		10,588,000
Interest expense, net	8,373,000	8,762,000	-	17,135,000	-	(6)	17,135,000	(B)
Income (loss) before income tax expense	16,893,000	(28,520,000)	-	(11,627,000)	5,080,000		(6,547,000)
Income tax expense	6,237,000	(4,000)	-	6,233,000	232,000	(7)	6,465,000	(B)
Net income (loss)	$10,656,000	$(28,516,000)	$-	$(17,860,000)	$4,848,000		$(13,012,000)	(A)
Undercar product lines not supported					2,885,000	(8)	2,885,000
Net income (loss) - Adjusted					$7,733,000		$(10,127,000)

Diluted net income (loss) per share				$(1.25)	$0.34		$(0.91)
Undercar product lines not supported					$0.20	(8)	$0.20
Diluted net income (loss) per share - Adjusted					$0.54		$(0.71)
Weighted average number of shares outstanding:
Diluted				14,283,080	14,283,080		14,283,080
Depreciation and amortization							3,991,000	(B)
Adjusted EBITDA - Sum of (A) and (B)							$14,579,000
Undercar product lines not supported							2,885,000
Adjusted EBITDA total							$17,464,000

(1) See following Exhibits for detailed segment analysis of results of operations.

	Rotating	Undercar
	Electrical	Product Line	Total
(2) Contractual customer penalties/unique customer allowances	-	4,151,000	4,151,000
Stock adjustment - sales	-	7,921,000	7,921,000
Core revenue - discontinued customer	-	(50,783,000)	(50,783,000)
Total	-	(38,711,000)	(38,711,000)

(3) Third-party warehouse exit termination fees	-	1,402,000	1,402,000
Severance	-	1,272,000	1,272,000
Unusual inventory purchases and freight expenses	-	474,000	474,000
Stock adjustment - cost of goods sold	-	(5,116,000)	(5,116,000)
Inventory obsolescence/write-down/inefficiency	-	3,337,000	3,337,000
Core cost of revenue - discontinued customer	-	31,649,000	31,649,000
Total	-	33,018,000	33,018,000

(4) Financing, severance, professional and other fees	1,982,000	6,639,000	8,621,000
Share-based compensation expense	917,000	24,000	941,000
Mark-to-market (gain)/loss	464,000	-	464,000
Total	3,363,000	6,663,000	10,026,000

(5) Severance	-	747,000	747,000

(6) Intersegment interest income for the rotating electrical segment and intersegment interest expense for the Undercar product line segment is $3,669,000.
(7) Tax effected for Rotating Electrical at 39% tax rate and Undercar product line at 0% tax rate after further adjusting for intercompany interest income and expense.
(8) Certain Undercar product lines not supported resulted in a loss for the period from April 1, 2012 to December 31, 2012 of $2,885,000 - ($0.20) per share.

Reconciliation of Non-GAAP Financial Measures	Exhibit 3

	Three months ended December 31, 2012 (Unaudited)
				Adjusted
	As Reported			Undercar
	Undercar	Adjustment		Product Line
Income statement	Product Line	(Non-GAAP)		(Non-GAAP)

Net sales	$65,617,000	$(42,093,000)	(2)	$23,524,000
Cost of goods sold	57,900,000	(30,219,000)	(3)	27,681,000
Gross profit (loss)	7,717,000	(11,874,000)		(4,157,000)
Gross margin	11.8%			-17.7%	(1)
Operating expenses:
General and administrative	3,931,000	(832,000)	(4)	3,099,000
Sales and marketing	704,000			704,000
Research and development	362,000			362,000
Total operating expenses	4,997,000	(832,000)		4,165,000
Operating income (loss)	2,720,000	(11,042,000)		(8,322,000)
Interest expense, net	3,505,000	(1,501,000)	(5)	2,004,000	(B)
Income (loss) before income tax expense	(785,000)	(9,541,000)		(10,326,000)
Income tax expense	66,000	-	(6)	66,000	(B)
Net income (loss)	$(851,000)	$(9,541,000)		$(10,392,000)	(A)
Undercar product lines not supported				1,379,000	(7)
Net income (loss) - Adjusted				$(9,013,000)

Diluted net income (loss) per share				$(0.72)
Undercar product lines not supported				$0.09	(7)
Diluted net income (loss) per share - Adjusted				$(0.62)
Weighted average number of shares outstanding:
Diluted				14,525,613
Depreciation and amortization				564,000	(B)
Adjusted EBITDA - Sum of (A) and (B)				$(7,758,000)
Undercar product lines not supported				1,379,000
Adjusted EBITDA total				$(6,379,000)

(1) Adjusted further for the impact on gross margins from the loss from Undercar product lines not supported of 5.6%, total gross margin would have been negative (12.1%) for the Undercar product line segment.

(2) Contractual customer penalties/unique customer allowances	769,000
Stock adjustment - sales	7,921,000
Core revenue - discontinued customer	(50,783,000)
Total	(42,093,000)

(3) Unusual inventory purchases and freight expenses	349,000
Stock adjustment - cost of goods sold	(5,116,000)
Inventory obsolescence/write-down/inefficiency	3,337,000
Core cost of revenue - discontinued customer	31,649,000
Total	30,219,000

(4) Financing, severance, professional and other fees	808,000
Share-based compensation expense	24,000
Total	832,000

(5) Intersegment interest expense for the Undercar product line segment is $1,501,000.
(6) Tax effected for Undercar product line at 0% tax rate.
(7) Certain Undercar product lines not supported resulted in a loss for the period from October 1, 2012 to December 31, 2012 of $1,379,000 - ($0.09) per share.

Reconciliation of Non-GAAP Financial Measures	Exhibit 4

	Nine months ended December 31, 2012 (Unaudited)
				Adjusted
	As Reported			Undercar
	Undercar	Adjustment		Product Line
Income statement	Product Line	(Non-GAAP)		(Non-GAAP)

Net sales	$161,821,000	$(38,711,000)	(2)	$123,110,000
Cost of goods sold	160,184,000	(33,018,000)	(3)	127,166,000
Gross profit (loss)	1,637,000	(5,693,000)		(4,056,000)
Gross margin	1.0%			-3.3%	(1)
Operating expenses:
General and administrative	16,382,000	(6,663,000)	(4)	9,719,000
Sales and marketing	4,651,000	(747,000)	(5)	3,904,000
Research and development	362,000			362,000
Total operating expenses	21,395,000	(7,410,000)		13,985,000
Operating income (loss)	(19,758,000)	1,717,000		(18,041,000)
Interest expense, net	8,762,000	(3,669,000)	(6)	5,093,000	(B)
Income (loss) before income tax expense	(28,520,000)	5,386,000		(23,134,000)
Income tax expense	(4,000)	-	(7)	(4,000)	(B)
Net income (loss)	$(28,516,000)	$5,386,000		$(23,130,000)	(A)
Undercar product lines not supported				2,885,000	(8)
Net income (loss) - Adjusted				$(20,245,000)

Diluted net income (loss) per share				$(1.62)
Undercar product lines not supported				$0.20	(8)
Diluted net income (loss) per share - Adjusted				$(1.42)
Weighted average number of shares outstanding:
Diluted				14,283,080
Depreciation and amortization				1,854,000	(B)
Adjusted EBITDA - Sum of (A) and (B)				$(16,187,000)
Undercar product lines not supported				2,885,000
Adjusted EBITDA total				$(13,302,000)

(1) Adjusted further for the impact on gross margins from the loss from Undercar product lines not supported of 2.3%, total gross margin would have been negative (1.0%) for the Undercar product line segment.

(2) Contractual customer penalties/unique customer allowances	4,151,000
Stock adjustment - sales	7,921,000
Core revenue - discontinued customer	(50,783,000)
Total	(38,711,000)

(3) Third-party warehouse exit termination fees	1,402,000
Severance	1,272,000
Unusual inventory purchases and freight expenses	474,000
Stock adjustment - cost of goods sold	(5,116,000)
Inventory obsolescence/write-down/inefficiency	3,337,000
Core cost of revenue - discontinued customer	31,649,000
Total	33,018,000

(4) Financing, severance, professional and other fees	6,639,000
Share-based compensation expense	24,000
Total	6,663,000

(5) Severance	747,000

(6) Intersegment interest expense for the Undercar product line segment is $3,669,000.
(7) Tax effected for Undercar product line at 0% tax rate.
(8) Certain Undercar product lines not supported resulted in a loss for the period from April 1, 2012 to September 30, 2012 of $2,885,000 - ($0.20) per share.

Reconciliation of Non-GAAP Financial Measures	Exhibit 5

	Three months ended December 31, 2012 (Unaudited)
				Adjusted
	As Reported			Rotating
	Rotating	Adjustment		Electrical
Income statement	Electrical	(Non-GAAP)		(Non-GAAP)

Net sales	$50,658,000	$-		$50,658,000
Cost of goods sold	34,332,000	-		34,332,000
Gross profit	16,326,000	-		16,326,000
Gross margin	32.2%			32.2%
Operating expenses:
General and administrative	8,848,000	(3,222,000)	(1)	5,626,000
Sales and marketing	1,983,000	-		1,983,000
Research and development	445,000	-		445,000
Total operating expenses	11,276,000	(3,222,000)		8,054,000
Operating income	5,050,000	3,222,000		8,272,000
Interest expense, net	2,384,000	1,501,000	(2)	3,885,000	(B)
Income before income tax expense	2,666,000	1,721,000		4,387,000
Income tax expense	880,000	831,000	(3)	1,711,000	(B)
Net income	$1,786,000	$890,000		$2,676,000	(A)

Diluted net income per share				$0.19
Weighted average number of shares outstanding:
Diluted				14,165,613	(4)
Depreciation and amortization				699,000	(B)
Adjusted EBITDA - Sum of (A) and (B)				$8,971,000

(1) Financing, severance and other fees	1,443,000
Share-based compensation expense	917,000
Mark-to-market (gain)/loss	862,000
Total	3,222,000

(2) Intersegment interest income from the Undercar product line segment is $1,501,000.
(3) Tax effected for Rotating Electrical at 39% tax rate.
(4) Excludes the impact of 360,000 shares in connection with the consideration for the May 6, 2011 Fenco acquisition.

Reconciliation of Non-GAAP Financial Measures	Exhibit 6

	Nine months ended December 31, 2012 (Unaudited)
				Adjusted
	As Reported			Rotating
	Rotating	Adjustment		Electrical
Income statement	Electrical	(Non-GAAP)		(Non-GAAP)

Net sales	$155,109,000	$-		$155,109,000
Cost of goods sold	103,868,000	-		103,868,000
Gross profit	51,241,000	-		51,241,000
Gross margin	33.0%			33.0%
Operating expenses:
General and administrative	19,154,000	(3,363,000)	(1)	15,791,000
Sales and marketing	5,479,000	-		5,479,000
Research and development	1,342,000	-		1,342,000
Total operating expenses	25,975,000	(3,363,000)		22,612,000
Operating income	25,266,000	3,363,000		28,629,000
Interest expense, net	8,373,000	3,669,000	(2)	12,042,000	(B)
Income before income tax expense	16,893,000	(306,000)		16,587,000
Income tax expense	6,237,000	232,000	(3)	6,469,000	(B)
Net income	$10,656,000	$(538,000)		$10,118,000	(A)

Diluted net income per share				$0.73
Weighted average number of shares outstanding:
Diluted				13,923,080	(4)
Depreciation and amortization				2,137,000	(B)
Adjusted EBITDA - Sum of (A) and (B)				$30,766,000

(1) Financing, severance and other fees	1,982,000
Share-based compensation expense	917,000
Mark-to-market (gain)/loss	464,000
Total	3,363,000

(2) Intersegment interest income from the Undercar product line segment is $3,669,000.
(3) Tax effected for Rotating Electrical at 39% tax rate.
(4) Excludes the impact of 360,000 shares in connection with the consideration for the May 6, 2011 Fenco acquisition.

Reconciliation of Non-GAAP Financial Measures	Exhibit 7

	Three months ended December 31, 2011 (Unaudited)
				Adjusted
	As Reported			Rotating
	Rotating	Adjustment		Electrical
Income statement	Electrical	(Non-GAAP)		(Non-GAAP)

Net sales	$42,136,000	$(241,000)	(1)	$41,895,000
Cost of goods sold	29,500,000	-		29,500,000
Gross profit	12,636,000	(241,000)		12,395,000
Gross margin	30.0%			29.6%
Operating expenses:
General and administrative	4,495,000	(136,000)	(2)	4,359,000
Sales and marketing	2,058,000	(112,000)	(3)	1,946,000
Research and development	453,000	-		453,000
Total operating expenses	7,006,000	(248,000)		6,758,000
Operating income	5,630,000	7,000		5,637,000
Interest expense, net	767,000	782,000	(4)	1,549,000	(B)
Income before income tax expense	4,863,000	(775,000)		4,088,000
Income tax expense	1,835,000	(241,000)	(5)	1,594,000	(B)
Net income	$3,028,000	$(534,000)		$2,494,000	(A)

Diluted net income per share				$0.20
Weighted average number of shares outstanding:
Diluted				12,297,749	(6)
Depreciation and amortization				857,000	(B)
Adjusted EBITDA - Sum of (A) and (B)				$6,494,000

(1) Intersegment revenue, net of cost of goods sold	241,000

(2) Fenco, financing, professional and other fees	624,000
Mark-to-market (gain)/loss	(488,000)
Total	136,000

(3) Fenco related sales and marketing expenses	112,000

(4) Intersegment interest income from the Undercar product line segment is $782,000.
(5) Tax effected for Rotating Electrical at 39% tax rate.
(6) Excludes the impact of 360,000 shares in connection with the consideration for the May 6, 2011 Fenco acquisition.

Reconciliation of Non-GAAP Financial Measures	Exhibit 8

	Nine months ended December 31, 2011 (Unaudited)
				Adjusted
	As Reported			Rotating
	Rotating	Adjustment		Electrical
Income statement	Electrical	(Non-GAAP)		(Non-GAAP)

Net sales	$128,501,000	$(1,853,000)	(1)	$126,648,000
Cost of goods sold	88,018,000	-		88,018,000
Gross profit	40,483,000	(1,853,000)		38,630,000
Gross margin	31.5%			30.5%
Operating expenses:
General and administrative	16,809,000	(4,223,000)	(2)	12,586,000
Sales and marketing	5,789,000	(238,000)	(3)	5,551,000
Research and development	1,270,000	-		1,270,000
Acquisition costs	713,000	(713,000)	(4)	-
Total operating expenses	24,581,000	(5,174,000)		19,407,000
Operating income	15,902,000	3,321,000		19,223,000
Interest expense, net	2,272,000	1,727,000	(5)	3,999,000	(B)
Income before income tax expense	13,630,000	1,594,000		15,224,000
Income tax expense	5,350,000	588,000	(6)	5,937,000	(B)
Net income	$8,280,000	$1,006,000		$9,287,000	(A)

Diluted net income per share				$0.75
Weighted average number of shares outstanding:
Diluted				12,459,762	(7)
Depreciation and amortization				2,634,000	(B)
Adjusted EBITDA - Sum of (A) and (B)				$21,857,000

(1) Intersegment revenue, net of cost of goods sold	1,853,000

(2) Fenco, financing, professional and other fees	2,824,000
Mark-to-market (gain)/loss	1,399,000
Total	4,223,000

(3) Fenco related sales and marketing expenses	238,000

(4) Fenco related acquisition costs	713,000

(5) Intersegment interest income from the Undercar product line segment is $1,727,000
(6) Tax effected for Rotating Electrical at 39% tax rate.
(7) Excludes the impact of 312,873 shares in connection with the consideration for the May 6, 2011 Fenco acquisition.